UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2018

Annual Report

to Shareholders

DWS Short Duration High Income Fund

(formerly Deutsche Short Duration High Income Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
12	Portfolio Summary
13	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
28	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm
39	Information About Your Fund's Expenses
40	Tax Information
41	Advisory Agreement Board Considerations and Fee Evaluation
44	Board Members and Officers
49	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short Duration High Income Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short Duration High Income Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Management Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market which it uses to consider macro trends in the economy. To select securities or investments, portfolio management: analyzes economic conditions for improving or undervalued sectors and industries; uses independent credit research to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential; assesses new offerings versus secondary market opportunities; and seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credit.

In the abbreviated reporting period from the Fund’s inception on December 18, 2017 through September 30, 2018, Class A shares of the Fund returned 1.84% (unadjusted for sales charges). The Fund’s benchmark, the ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index, gained 3.56% in the same period.

The positive showing for the high-yield market reflected the favorable combination of generally improving credit fundamentals, continued strength in corporate earnings, and investors’ hearty appetite for risk. The market was further supported by strong economic conditions and the low level of perceived recession risk in the U.S. economy.

A positive supply-and-demand picture was an additional tailwind for performance. Although high-yield funds generally experienced outflows, the effect was outweighed by a sharp reduction in new-issue volume during the second half of the period. Notably, the use of new-issuance proceeds continued to be dominated by refinancing. Credit investors

4	|	DWS Short Duration High Income Fund

typically view companies’ refinancing of older, higher-yielding debt more favorably than equity-friendly uses such as dividends or general corporate purposes. Refinancing also reduces the amount of near-term debt maturities and contributes to lower default expectations.

In this environment, yield spreads declined by 25 basis points (0.25 percentage points) to 250 basis points in the time from the Fund’s inception to September 30, 2018, as gauged by the Fund’s benchmark. Yield spreads are the yield advantage offered by short duration high-yield bonds in relation to Treasuries; tighter spreads indicate outperformance relative to government issues.

“We	continued to use our bottom-up, research-based approach to identify securities that we believe offer the best risk-adjusted relative values.”

Of the two credit tiers represented in the benchmark, B rated securities outpaced BB rated issues during the reporting period. The strength in lower-quality debt was fueled by favorable economic conditions and investors’ ongoing search for higher-yielding assets.

Short duration high-yield bonds outperformed the broader market, as measured by the 2.75% return of the ICE BofA ML US High Yield Index. The primary reason for the difference was the lower interest-rate sensitivity of short-duration bonds, which was advantageous in a rising-rate environment.

Contributors and Detractors

The Fund’s sector allocations and individual security selection both detracted from performance. With respect to allocation, the Fund was hurt by being underweight in the media and entertainment industry. However, an overweight in the energy exploration and production (E&P) industry — which outperformed on the strength of rising oil prices — was a key contributor. From a ratings perspective, an underweight in single B rated bonds detracted.

Among individual securities, the integrated wireless telecommunications services firm CenturyLink, Inc. was a top contributor. The company’s successful, ongoing integration of an acquisition, together with its progress toward simplifying its capital structure, led to a rally in its debt

DWS Short Duration High Income Fund	|	5

prices. A lack of a position in the E&P company Ultra Petroleum, Inc. also aided performance. The bonds traded weaker after the company reported low production volumes and violated its loan covenants, leading to a downgrade of its credit rating. A position in the bonds of Whiting Petroleum Corp., also an E&P firm, further contributed to results. The company reported stronger production and improved financial performance, contributing to a rating upgrade.

An underweight in Frontier Communications Corp., a wireline telecommunications services firm that was successful in refinancing its near-term maturities, detracted from performance. The lack of a position in Numericable Group, Inc., a French cable and satellite firm, also had a negative impact on relative performance. The bonds traded stronger as the company sold certain assets to support a debt refinancing. Similarly, a zero weighting in the bonds of Community Health Systems, Inc. — which rallied due to the company’s efforts at an operational turnaround and investors’ preference for higher-yielding securities — was an additional detractor. A position in CIT Group, Inc. — a lending, advisory and commercial banking firm — detracted from performance. The bonds declined in price due to lower leasing rates and continuing equity buy-backs.

Outlook and Positioning

We retain a positive view on short duration high-yield bonds based on the solid fundamentals of the asset class and our expectation that default rates can remain very low. We consider forecasts for continuing economic strength in the United States, combined with the U.S. Federal Reserve’s consistent and measured shift away from an accommodative stance, as being supportive for the market. The continued move higher in U.S. Treasury rates provides a favorable context for bonds with near-term maturities and lower interest-rate sensitivity. Additionally, the fact that the majority of new-issuance proceeds has been used to refinance older, higher-yielding debt has provided ongoing support for prices. While yield spreads had reached very tight levels by the close of the period, we saw this as an opportunity to employ fundamental credit analysis to identify investments with favorable risk profiles and the potential for attractive total returns.

Possible disruptions to this outlook include faster-than-expected tightening by the Fed and lingering geopolitical/macroeconomic issues,

6	|	DWS Short Duration High Income Fund

including tariffs and resurgent global trade tensions. We continue to monitor the overall credit quality and covenant terms of new-issue bonds, as we view an increase in equity-friendly use of proceeds as a possible source of market disruption once the business cycle turns and credit conditions tighten. With this as the backdrop, we continued to use our bottom-up, research-based approach to identify securities that we believe offer the best risk-adjusted relative values.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit – Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2006 with 6 years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Mark L. Rigazio, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Rejoined DWS in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.

–	Portfolio Manager for Leveraged Loans: Boston.

–	BS and MBA, Bentley University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short Duration High Income Fund	|	7

Terms to Know

The ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

The ICE BofA ML US High Yield Index tracks the performance of U.S. dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the fund.

8	|	DWS Short Duration High Income Fund

Performance Summary	September 30, 2018 (Unaudited)

Class A	Life of Fund*
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	1.84%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.96%
ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index†	3.56%

Class R6	Life of Fund*
Average Annual Total Returns as of 9/30/18
No Sales Charges	2.02%
ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index†	3.56%

Class S	Life of Fund*
Average Annual Total Returns as of 9/30/18
No Sales Charges	2.02%
ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index†	3.56%

Institutional Class	Life of Fund*
Average Annual Total Returns as of 9/30/18
No Sales Charges	2.02%
ICE BofA ML High Yield US Corp Cash Pay BB-B 1-5 Year Constrained Index†	3.56%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated January 8, 2018 are 1.22%, 0.86%, 1.06% and 0.93% for Class A, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DWS Short Duration High Income Fund	|	9

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on December 18, 2017.

†

ICE (Intercontinental Exchange Inc.) BofA ML High Yield US Corp Cash Pay BB–B 1–5 Year Constrained Index in an unmanaged which tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

10	|	DWS Short Duration High Income Fund

	Class A	Class R6	Class S	Institutional Class
Net Asset Value
9/30/18	$9.88	$9.87	$9.87	$9.87
12/18/17 (commencement of operations)	$10.00	$10.00	$10.00	$10.00
Distribution Information as of 9/30/18
Income Dividends, Nine Months	$.31	$.33	$.33	$.33
September Income Dividend	$.0383	$.0400	$.0400	$.0400
SEC 30-day Yield††	3.99%	4.24%	4.24%	4.24%
Current Annualized Distribution Rate††	4.65%	4.86%	4.86%	4.86%

††

The SEC yield is net investment income per share earned over the month ended September 30, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.70%, 4.21%, 3.99% and 4.13% for Class A, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.37%, 4.83%, 4.62% and 4.76% for Class A, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Short Duration High Income Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	9/30/18
Corporate Bonds	75%
Loan Participations and Assignments	25%
Cash Equivalents	0%
100%

Quality (Excluding Cash Equivalents)	9/30/18
BBB	17%
BB	59%
B	24%
100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	9/30/18
Effective Maturity	3.1 years
Effective Duration	1.7 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

12	|	DWS Short Duration High Income Fund

Investment Portfolio	as of September 30, 2018

	Principal Amount ($)	Value ($)
Corporate Bonds 73.4%
Communication Services 17.0%
Altice Luxembourg SA, 144A, 7.75%, 5/15/2022	200,000	194,250
AMC Entertainment Holdings, Inc., 5.875%, 2/15/2022	30,000	30,225
CCO Holdings LLC:
144A, 4.0%, 3/1/2023	250,000	239,325
5.25%, 9/30/2022	30,000	30,328
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	167,000	169,923
Series T, 5.8%, 3/15/2022	260,000	264,550
Series S, 6.45%, 6/15/2021	27,000	28,013
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021	150,000	150,033
Clear Channel Worldwide Holdings, Inc., Series B, 6.5%, 11/15/2022	65,000	66,138
CSC Holdings LLC, 144A, 10.125%, 1/15/2023	200,000	218,800
DISH DBS Corp.:
6.75%, 6/1/2021	115,000	117,444
7.875%, 9/1/2019	52,000	53,831
Frontier Communications Corp., 7.125%, 3/15/2019	57,000	57,359
Intelsat Jackson Holdings SA, 144A, 9.5%, 9/30/2022	50,000	58,125
Level 3 Parent LLC, 5.75%, 12/1/2022	74,000	74,847
Netflix, Inc., 5.5%, 2/15/2022	105,000	108,281
Sirius XM Radio, Inc., 144A, 3.875%, 8/1/2022	80,000	78,690
Sprint Communications, Inc.:
6.0%, 11/15/2022	30,000	30,600
7.0%, 8/15/2020	28,000	29,260
Sprint Corp.:
7.25%, 9/15/2021	136,000	143,820
7.875%, 9/15/2023	75,000	80,906
T-Mobile U.S.A., Inc., 6.5%, 1/15/2024	65,000	67,519
Univision Communications, Inc., 144A, 5.125%, 5/15/2023	65,000	62,075
Virgin Media Finance PLC, 144A, 6.375%, 4/15/2023	200,000	204,750
Zayo Group LLC, 6.0%, 4/1/2023	50,000	51,500

		2,610,592

Consumer Discretionary 8.4%
Ally Financial, Inc., 4.125%, 3/30/2020	160,000	160,600
Goodyear Tire & Rubber Co., 8.75%, 8/15/2020	5,000	5,438
HD Supply, Inc., 144A, 5.75%, 4/15/2024	10,000	10,512
Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020	200,000	197,500
Lennar Corp., 4.75%, 4/1/2021	268,000	271,452

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	13

	Principal Amount ($)	Value ($)
Mattel, Inc., 4.35%, 10/1/2020	250,000	248,750
MGM Resorts International, 6.75%, 10/1/2020	230,000	241,787
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	28,000	28,175
Party City Holdings, Inc., 144A, 6.125%, 8/15/2023	20,000	20,250
Penske Automotive Group, Inc., 3.75%, 8/15/2020	40,000	39,700
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	60,000	60,225
TRI Pointe Group, Inc., 4.375%, 6/15/2019	15,000	15,075

		1,299,464

Consumer Staples 0.9%
Darling Ingredients, Inc., 5.375%, 1/15/2022	70,000	70,700
JBS U.S.A. LUX SA, 144A, 7.25%, 6/1/2021	60,000	60,900

		131,600

Energy 15.5%
Antero Resources Corp.:
5.125%, 12/1/2022	100,000	101,550
5.375%, 11/1/2021	125,000	126,600
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	80,000	82,100
Chesapeake Energy Corp., 4.875%, 4/15/2022	90,000	87,413
CNX Resources Corp., 5.875%, 4/15/2022	165,000	165,049
Continental Resources, Inc., 4.5%, 4/15/2023	37,000	37,651
DCP Midstream Operating LP, 3.875%, 3/15/2023	40,000	39,000
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024	30,000	30,038
Energy Transfer Equity LP, 7.5%, 10/15/2020	68,000	72,760
Genesis Energy LP, 6.75%, 8/1/2022	60,000	61,200
Gulfport Energy Corp., 6.625%, 5/1/2023	30,000	30,525
HighPoint Operating Corp., 7.0%, 10/15/2022	50,000	49,750
Laredo Petroleum, Inc., 6.25%, 3/15/2023	65,000	65,000
MEG Energy Corp., 144A, 6.375%, 1/30/2023	20,000	18,200
Nabors Industries, Inc.:
4.625%, 9/15/2021	57,000	56,139
5.0%, 9/15/2020	84,000	84,709
Newfield Exploration Co., 5.75%, 1/30/2022	102,000	106,717
NGPL PipeCo LLC, 144A, 4.375%, 8/15/2022	145,000	146,087
Oasis Petroleum, Inc., 6.875%, 3/15/2022	35,000	35,612
Peabody Energy Corp., 144A, 6.0%, 3/31/2022	70,000	71,225
Precision Drilling Corp., 6.5%, 12/15/2021	31,956	32,435
Range Resources Corp., 5.0%, 8/15/2022	103,000	101,841
Resolute Energy Corp., 8.5%, 5/1/2020	79,000	79,099
Southwestern Energy Co., 4.1%, 3/15/2022	185,000	184,306
Sunoco LP, 144A, 4.875%, 1/15/2023	60,000	59,400
Targa Resources Partners LP:
4.25%, 11/15/2023	145,000	141,556
5.25%, 5/1/2023	55,000	55,619

The accompanying notes are an integral part of the financial statements.

14	|	DWS Short Duration High Income Fund

	Principal Amount ($)	Value ($)
Weatherford International Ltd., 7.75%, 6/15/2021	85,000	84,575
Whiting Petroleum Corp., 5.75%, 3/15/2021	93,000	95,325
WPX Energy, Inc., 6.0%, 1/15/2022	90,000	93,263

		2,394,744

Financials 3.1%
CIT Group, Inc., 5.0%, 8/15/2022	195,000	198,900
CNO Financial Group, Inc., 4.5%, 5/30/2020	50,000	50,500
Navient Corp.:
6.625%, 7/26/2021	9,000	9,383
7.25%, 1/25/2022	210,000	221,550

		480,333

Health Care 8.0%
Bausch Health Companies, Inc., 144A, 5.625%, 12/1/2021	300,000	298,875
DaVita, Inc., 5.75%, 8/15/2022	100,000	101,960
HCA, Inc., 7.5%, 2/15/2022	194,000	212,430
LifePoint Health, Inc., 5.5%, 12/1/2021	91,000	92,493
Tenet Healthcare Corp.:
4.375%, 10/1/2021	59,000	58,745
6.0%, 10/1/2020	150,000	154,928
144A, 7.5%, 1/1/2022	79,000	82,456
Teva Pharmaceutical Finance Netherlands III BV, 2.2%, 7/21/2021	182,000	171,025
Universal Health Services, Inc., 144A, 4.75%, 8/1/2022	55,000	55,275

		1,228,187

Industrials 5.7%
ADT Corp., 6.25%, 10/15/2021	182,000	190,920
Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	47,000	47,507
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	132,000	132,742
144A, 8.75%, 12/1/2021	95,000	104,794
DAE Funding LLC, 144A, 4.5%, 8/1/2022	12,000	11,700
GFL Environmental, Inc., 144A, 5.375%, 3/1/2023	40,000	37,600
IHO Verwaltungs GmbH, 144A, 4.125%, 9/15/2021	200,000	198,000
Masonite International Corp., 144A, 5.625%, 3/15/2023	16,000	16,340
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023	20,000	19,525
144A, 5.25%, 8/15/2022	50,000	50,438
TransDigm, Inc., 5.5%, 10/15/2020	75,000	75,094

		884,660

Information Technology 2.4%
First Data Corp., 144A, 7.0%, 12/1/2023	225,000	234,281
NCR Corp., 5.0%, 7/15/2022	135,000	133,903

		368,184

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	15

	Principal Amount ($)	Value ($)

Materials 9.3%
AK Steel Corp., 7.5%, 7/15/2023	75,000	78,937
Ardagh Packaging Finance PLC, 144A, 4.25%, 9/15/2022	232,000	228,520
Ashland LLC, 4.75%, 8/15/2022	100,000	101,055
BWAY Holding Co., 144A, 5.5%, 4/15/2024	40,000	39,350
CF Industries, Inc., 7.125%, 5/1/2020	30,000	31,650
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	245,000	237,037
Graphic Packaging International LLC, 4.75%, 4/15/2021	75,000	75,750
Greif, Inc., 7.75%, 8/1/2019	50,000	51,650
Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	106,000	108,927
Huntsman International LLC, 4.875%, 11/15/2020	65,000	66,138
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022	40,000	40,700
Reynolds Group Issuer, Inc., 6.875%, 2/15/2021	242,576	245,305
United States Steel Corp., 7.375%, 4/1/2020	125,000	130,781

		1,435,800

Real Estate 1.5%
Iron Mountain, Inc., (REIT), 6.0%, 8/15/2023	100,000	102,563
SBA Communications Corp., (REIT), 4.0%, 10/1/2022	102,000	99,960
Starwood Property Trust, Inc., 144A, (REIT), 3.625%, 2/1/2021	35,000	34,300

		236,823

Utilities 1.6%
AES Corp., 4.0%, 3/15/2021	35,000	34,912
Calpine Corp., 5.375%, 1/15/2023	35,000	33,075
NRG Energy, Inc., 6.25%, 7/15/2022	40,000	41,268
Vistra Energy Corp., 7.625%, 11/1/2024	127,000	136,684

		245,939
Total Corporate Bonds (Cost $11,418,818)		11,316,326

Loan Participations and Assignments 24.2%
Senior Loans*
Communication Services 3.1%
Charter Communications Operating LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.25%, 4/30/2025	198,500	199,019
Sprint Communications, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.500%, 4.75%, 2/2/2024	173,428	174,079
Zayo Group LLC, Term Loan, 1-month USD LIBOR + 2.250%, 4.492%, 1/19/2024	100,000	100,581

		473,679

The accompanying notes are an integral part of the financial statements.

16	|	DWS Short Duration High Income Fund

	Principal Amount ($)	Value ($)

Consumer Discretionary 3.0%
1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.492%, 2/16/2024	98,993	99,166
Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD LIBOR + 2.750%, 4.992%, 12/22/2024	99,250	99,905
Crown Finance U.S., Inc., Term Loan, 1-month USD LIBOR + 2.500%, 4.742%, 2/28/2025	81,158	81,158
Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD LIBOR + 1.750%, 3.966%, 10/25/2023	86,804	87,292
Nielsen Finance LLC, Term Loan B4, 1-month USD LIBOR + 2.000%, 4.133%, 10/4/2023	99,246	99,270

		466,791

Consumer Staples 2.9%
Energizer Holdings, Inc., Term Loan B, LIBOR + 2.25%, 6/20/2025	22,892	23,021
JBS USA LLC, Term Loan B, 3-month USD-LIBOR + 2.500% :
4.837%, 10/30/2022	190,137	190,837
4.886%, 10/30/2022	33,163	33,285
Post Holdings, Inc., Term Loan, 1-month USD LIBOR + 2.000%, 4.212%, 5/24/2024	98,747	98,905
U.S. Foods, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.242%, 6/27/2023	98,987	99,470

		445,518

Energy 1.9%
Energy Transfer Equity LP, Term Loan B, 1-month USD LIBOR + 2.000%, 4.242%, 2/2/2024	290,000	290,618

Financials 1.3%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3, 1-month USD LIBOR + 2.000%, 4.165%, 1/15/2025	99,250	99,675
SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.25%, 4/11/2025	99,240	99,461

		199,136

Health Care 1.9%
HCA, Inc., Term Loan B10, 1-month USD LIBOR + 2.000%, 4.242%, 3/13/2025	109,581	110,525
IQVIA, Inc., Term Loan B2, 3-month USD LIBOR + 2.000%, 4.386%, 1/17/2025	99,000	99,495
Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.104%, 6/2/2025	84,598	85,123

		295,143

Industrials 3.0%
American Airlines, Inc., Term Loan, 1-month USD LIBOR + 2.000%, 4.158%, 12/14/2023	100,000	99,604

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	17

	Principal Amount ($)	Value ($)
Aramark Services, Inc., Term Loan B2, 3-month USD LIBOR + 1.750%, 4.084%, 3/28/2024	94,500	94,810
HB Fuller Co., Term Loan B, 1-month USD LIBOR + 2.000%, 4.165%, 10/20/2024	96,709	96,746
TransDigm, Inc., Term Loan E, 1-month USD LIBOR + 2.500%, 4.742%, 5/30/2025	74,625	74,923
XPO Logistics, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.23%, 2/24/2025	97,549	98,183

		464,266

Information Technology 3.2%
Change Healthcare Holdings, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 4.992%, 3/1/2024	97,990	98,426
Dell International LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.25%, 9/7/2023	297,750	298,706
First Data Corp., Term Loan, 1-month USD LIBOR + 2.000%, 4.212%, 4/26/2024	100,000	100,196

		497,328

Materials 2.6%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 3-month USD LIBOR + 1.750%, 4.136%, 6/1/2024	99,749	100,073
Berry Global, Inc., Term Loan Q, 2-month USD LIBOR + 2.000%, 4.186%, 10/1/2022	93,920	94,227
Ineos U.S. Finance LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.242%, 3/31/2024	99,250	99,588
Reynolds Group Holdings, Inc., Term Loan, 1-month USD LIBOR + 2.750%, 4.992%, 2/5/2023	98,992	99,549

		393,437

Utilities 1.3%
Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 4.89%, 1/15/2024	98,977	99,111
NRG Energy, Inc., Term Loan B, 3-month USD LIBOR + 1.750%, 4.136%, 6/30/2023	98,987	99,204

		198,315
Total Loan Participations and Assignments (Cost $3,721,494)		3,724,231

	Shares	Value ($)
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 2.03% (a) (Cost $23,689)	23,689	23,689

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $15,164,001)	97.7	15,064,246
Other Assets and Liabilities, Net	2.3	349,794

Net Assets	100.0	15,414,040

The accompanying notes are an integral part of the financial statements.

18	|	DWS Short Duration High Income Fund

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2018 are as follows:

Value ($) at 12/18/2017 (Commencement of Operations)	Pur- chases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 9/30/2018	Value ($) at 9/30/2018
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 2.03% (a)
—	22,649,821	22,626,132	—	—	12,467	—	23,689	23,689

*

Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at a rate which may be fixed or may vary based on a published reference rate and spread and are shown at their current rate as of September 30, 2018.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (b)
Corporate Bonds	$—	$11,316,326	$—	$11,316,326
Loan Participations and Assignments	—	3,724,231	—	3,724,231
Short-Term Investments	23,689	—	—	23,689
Total	$23,689	$15,040,557	$—	$15,064,246

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	19

Statement of Assets and Liabilities

as of September 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $15,140,312)	$15,040,557
Investment in DWS Central Cash Management Government Fund (cost $23,689)	23,689
Cash	279,304
Receivable for investments sold	43,845
Interest receivable	184,912
Other assets	3,033
Total assets	15,575,340

Liabilities
Payable for investments purchased	57,603
Accrued management fee	3,622
Accrued Trustees’ fees	676
Other accrued expenses and payables	99,399
Total liabilities	161,300
Net assets, at value	$15,414,040

Net Assets Consist of
Distributable earnings (loss)	(192,442)
Paid-in capital	15,606,482
Net assets, at value	$15,414,040

The accompanying notes are an integral part of the financial statements.

20	|	DWS Short Duration High Income Fund

Statement of Assets and Liabilities as of September 30, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($181,876 ÷ 18,417 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.88
Maximum offering price per share (100 ÷ 97.25 of $9.88)	$10.16
Class R6
Net Asset Value, offering and redemption price per share ($102,042 ÷ 10,337 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.87
Class S
Net Asset Value, offering and redemption price per share ($129,972 ÷ 13,165 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.87
Institutional Class
Net Asset Value, offering and redemption price per share ($15,000,150 ÷ 1,519,517 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.87

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	21

Statement of Operations

for the period from December 18, 2017 (commencement of operations) to September 30, 2018

Investment Income
Income:
Interest	$522,853
Income distributions — DWS Central Cash Management Government Fund	12,467
Total income	535,320
Expenses:
Management fee	47,269
Administration fee	11,817
Services to shareholders	497
Service fee	128
Custodian fee	24,270
Pricing service fee	11,051
Professional fees	59,776
Reports to shareholders	9,502
Registration fees	4,180
Trustees’ fees and expenses	3,315
Other	4,060
Total expenses before expense reductions	175,865
Expense reductions	(104,804)
Total expenses after expense reductions	71,061
Net investment income	464,259

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(57,280)
Change in net unrealized appreciation (depreciation) on investments	(99,755)
Net gain (loss)	(157,035)
Net increase (decrease) in net assets resulting from operations	$307,224

The accompanying notes are an integral part of the financial statements.

22	|	DWS Short Duration High Income Fund

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended September 30, 2018*

Operations:
Net investment income (loss)	$464,259
Net realized gain (loss)	(57,280)
Change in net unrealized appreciation (depreciation)	(99,755)
Net increase (decrease) in net assets resulting from operations	307,224
Distributions to shareholders:
Class A	(3,447)
Class R6	(3,324)
Class S	(4,274)
Institutional Class	(488,621)
Total distributions	(499,666)
Fund share transactions:
Proceeds from shares sold	122,009
Reinvestment of distributions	499,666
Payments for shares redeemed	(15,193)
Net increase (decrease) in net assets from Fund share transactions	606,482
Increase (decrease) in net assets	414,040
Net assets at beginning of period (initial capital)	15,000,000
Net assets at end of period	$15,414,040

*	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	23

Financial Highlights

Class A	Period Ended 9/30/18[a]

Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	.30
Net realized and unrealized gain (loss)	(.11)
Total from investment operations	.19
Less distributions from:
Net investment income	(.31)
Net asset value, end of period	$9.88
Total Return (%)[c,d]	1.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.18
Ratio of expenses before expense reductions (%)	1.67	*
Ratio of expenses after expense reductions (%)	.78	*
Ratio of net investment income (%)	3.82	*
Portfolio turnover rate (%)	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

24	|	DWS Short Duration High Income Fund

Class R6	Period Ended 9/30/18[a]

Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	.30
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	.20
Less distributions from:
Net investment income	(.33)
Net asset value, end of period	$9.87
Total Return (%)[c]	2.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.10
Ratio of expenses before expense reductions (%)	1.52	*
Ratio of expenses after expense reductions (%)	.60	*
Ratio of net investment income (%)	3.93	*
Portfolio turnover rate (%)	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	25

	Period Ended 9/30/18[a]
Class S

Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	.31
Net realized and unrealized gain (loss)	(.11)
Total from investment operations	.20
Less distributions from:
Net investment income	(.33)
Net asset value, end of period	$9.87
Total Return (%)[c]	2.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.13
Ratio of expenses before expense reductions (%)	1.55	*
Ratio of expenses after expense reductions (%)	.60	*
Ratio of net investment income (%)	3.95	*
Portfolio turnover rate (%)	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

26	|	DWS Short Duration High Income Fund

	Period Ended 9/30/18[a]
Institutional Class

Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[b]	.30
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	.20
Less distributions from:
Net investment income	(.33)
Net asset value, end of period	$9.87
Total Return (%)[c]	2.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15
Ratio of expenses before expense reductions (%)	1.49	*
Ratio of expenses after expense reductions (%)	.60	*
Ratio of net investment income (%)	3.93	*
Portfolio turnover rate (%)	38	**

[a]	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Short Duration High Income Fund	|	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration High Income Fund (formerly Deutsche Short Duration High Income Fund) (the “Fund”) is a diversified series of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

28	|	DWS Short Duration High Income Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund’s Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

DWS Short Duration High Income Fund	|	29

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities

30	|	DWS Short Duration High Income Fund

due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2018, the Fund had a net tax basis capital loss carryforward of approximately $71,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax period as of September 30, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2018, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$43,367
Capital loss carryforward	$(71,000)
Net unrealized appreciation (depreciation) on investments	$(164,888)

At September 30, 2018, the aggregate cost of investments for federal income tax purposes was $15,229,134. The net unrealized depreciation for all investments based on tax cost was $164,888. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $97,433 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $262,321.

DWS Short Duration High Income Fund	|	31

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended September 30, 2018**
Distributions from ordinary income*	$499,666

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the period from December 18, 2017 (commencement of operations) to September 30, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $20,772,813 and $5,501,281, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund

32	|	DWS Short Duration High Income Fund

in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.40%.

For the period from December 18, 2017 (commencement of operations) to December 17, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	.85%
Class R6	.60%
Class S	.60%
Institutional Class	.60%

For the period from December 18, 2017 (commencement of operations) to September 30, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$756
Class R6	724
Class S	953
Institutional Class	102,371
$104,804

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the period from December 18, 2017 (commencement of operations) to September 30, 2018, the Administration Fee was $11,817, of which $1,263 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from December 18, 2017

DWS Short Duration High Income Fund	|	33

(commencement of operations) to September 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2018
Class A	$31	$12
Class R6	29	12
Class S	70	35
Institutional Class	335	177
	$465	$236

Service Fees. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee”) at an annual rate of up to 0.25% of average daily net assets for Class A. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the period from December 18, 2017 (commencement of operations) to September 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2018	Annualized Rate
Class A	$128	$61	.15%

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the period from December 18, 2017 (commencement of operations) to September 30, 2018.

In addition, a deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. There were no deferred sales charge for Class A shares for the period from December 18, 2017 (commencement of operations) to September 30, 2018.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the period from December 18, 2017 (commencement of operations) to September 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $3,381, of which $1,687 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

34	|	DWS Short Duration High Income Fund

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual

DWS Short Duration High Income Fund	|	35

commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2018.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended September 30, 2018*
	Shares	Dollars

Shares sold
Class A	8,068	$79,630
Class S	4,272	42,379
		$122,009

Shares issued to shareholders in reinvestment of distributions
Class A	349	$3,447
Class R6	337	3,324
Class S	434	4,274
Institutional Class	49,517	488,621
		$499,666

Shares redeemed
Class S	(1,541)	$(15,193)

Net increase (decrease)
Class A	8,417	$83,077
Class R6	337	3,324
Class S	3,165	31,460
Institutional Class	49,517	488,621
		$606,482

Initial capital
Class A	10,000	$100,000
Class R6	10,000	100,000
Class S	10,000	100,000
Institutional Class	1,470,000	14,700,000
		$15,000,000

*	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

36	|	DWS Short Duration High Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Short Duration High Income Fund (formerly Deutsche Short Duration High Income Fund) (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust (formerly Deutsche Income Trust)) (the “Trust”), including the investment portfolio, as of September 30, 2018, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 18, 2017 (commencement of operations) through September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2018, the results of its operations, the changes in its net assets, and its financial highlights for the period from December 18, 2017 (commencement of operations) through September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are

DWS Short Duration High Income Fund	|	37

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 28, 2018

38	|	DWS Short Duration High Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2018 to September 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Short Duration High Income Fund	|	39

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,025.90	$1,027.10	$1,027.10	$1,027.10
Expenses Paid per $1,000*	$3.91	$3.05	$3.05	$3.05

Hypothetical 5% Fund Return	Class A	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,021.21	$1,022.06	$1,022.06	$1,022.06
Expenses Paid per $1,000*	$3.90	$3.04	$3.04	$3.04

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class R6	Class S	Institutional Class
DWS Short Duration High Income Fund	.77%	.60%	.60%	.60%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

40	|	DWS Short Duration High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the Deutsche Short Duration High Income Fund’s (now known as DWS Short Duration High Income Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	In September 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board meets frequently to discuss fund matters. The Independent Trustees met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Independent Trustees were also advised by a fee consultant retained by the Independent Trustees (the “Fee Consultant”) in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors discussed below, among others. The Board noted that DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and DIMA. The

DWS Short Duration High Income Fund	|	41

Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.85% of average net assets of Class A and Class T shares and at 0.60% of average net assets of Class S, Institutional Class and Class R6 shares for a one year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. The Board considered DIMA’s estimates of its pre-tax profitability from managing the Fund during the first year of operations. Based on the information provided, the Board concluded the pre-tax profits expected to be realized by DIMA in connection with the management of the Fund were not unreasonable at this time.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the Fund’s proposed investment management fee schedule does not include breakpoints, the Board may consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund, any fees to be received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also noted incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the proposed management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

42	|	DWS Short Duration High Income Fund

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

DWS Short Duration High Income Fund	|	43

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

44	|	DWS Short Duration High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

DWS Short Duration High Income Fund	|	45

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

46	|	DWS Short Duration High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Short Duration High Income Fund	|	47

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

48	|	DWS Short Duration High Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Short Duration High Income Fund	|	49

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class S	Institutional Class
Nasdaq Symbol	DSHAX	DSHSX	DSHIX
CUSIP Number	25155T 247	25155T 221	25155T 213
Fund Number	1024	2024	1424

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DSHRX
CUSIP Number	25155T 239
Fund Number	1624

50	|	DWS Short Duration High Income Fund

Notes

Notes

Notes

Notes

Notes

DSDHIF-2

(R-061214-1 11/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS short duration High income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$46,402	$0	$5,500	$0
2017	n/a *	$0	n/a *	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

*Fund commenced operations on December 18, 2017

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$5,500	$470,936	$513,130	$989,566
2017	$0	$502,238	$606,585	$1,108,823

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2018